                                                                    Exhibit 99.1


SUBJECT TO REVISION
TERM SHEET DATED DECEMBER 15, 2000
----------------------------------

                          [LOGO OF GreenPoint Credit]

                          $260,000,000 (approximate)
                            GreenPoint Credit, LLC
                              Seller and Servicer
 Manufactured Housing Contract Trust Pass-Through Certificates, Series 2000-7



Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the GreenPoint Credit, LLC Manufactured Housing Contract Trust Pass-Through Certificates, Series 2000-7. The Series Term Sheet has been prepared based on information provided by GreenPoint Credit, LLC and is for informational purposes only and subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Niether Credit Suisse First Boston Corporation nor any of its affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Pass-Through Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.


                           Credit Suisse First Boston

Manufactured Housing Contract Trust Pass-Through Certificates, Series 2000-7 December 15, 2000

PRELIMINARY INFORMATION ONLY

================================================================================
                                             Class A-1           Class A-2
-------------------------------------------------------------------------------
Amount/(1)/:                                 $160,000,000        $100,000,000

Type:                                          Adjustable           Auction

Coupon                                         [TBD]%/(2)/         [TBD]%/(2)/

Approximate Price:                              [TBD]%              [TBD]%

Yield (%):                                      [TBD]%              [TBD]%

Spread (bps)                                     TBD                TBD/(3)/

Avg Life (To Call):                              2.91               10.85

Avg Life (To Maturity):                          2.91               11.90

1st Principal Payment:                           1/01                6/07

Last Principal Payment (To Call):                6/07                4/15

Last Principal Payment (To Maturity):            6/07                5/30

Stated Maturity:                                 6/22               11/31/(4)/

Expected Settlement:                           12/21/00             12/21/00

Payment Delay:                                  0 days               0 days

Interest Payment Basis                         ACT/360              ACT/360

Dated Date:                                    12/21/00             12/21/00

1st Distribution Date:                          1/17/01              1/17/01

Ratings (Moody's/S&P):                          Aaa/AAA              Aaa/AAA

Pricing Date:                                     TBD                TBD/(2)/

Prepayment Speed:                               225% MHP            225% MHP
--------------------------------------------------------------------------------
(1) The approximate certificate balance of the Class A Certificates may vary by plus or minus 5%.
(2) The pass-through rates on the offered certificates are capped at the weighted average of the gross contract rates of the contracts (the "Net Funds Cap"). The gross contract rate is the contract rate minus (a) 1.00% for the first 12 distribution dates, and (b) 1.50% thereafter.
(3) The initial pass-through rate for the Auction Rate certificates will be set not later than December 20, 2000 and will not exceed the maximum auction rate. The pass-through rate for the Auction Rate certificates will be recalculated monthly pursuant to auction procedures.
(4) Final stated maturity for the Class A-2 Certificates is the twelfth month following the date on which the Contract with the latest scheduled maturity date amortizes according to its term.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston and shall be superseded by the final prospectus. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

Manufactured Housing Contract Trust Pass-Through Certificates, Series 2000-7 December 15, 2000


TITLE OF SECURITIES:         GreenPoint Credit Manufactured Housing Contract
                             Trust Pass-Through Certificates, Series 2000-7

SELLER/SERVICER:             GreenPoint Credit, LLC ("GreenPoint")

TRUSTEE:                     Bank One, National Association

UNDERWRITER:                 Credit Suisse First Boston Corporation (Sole)

CLASS A CERTIFICATES:        Class A-1 and Class A-2 Certificates; Class A-1
                             Certificates are adjustable rate certificates and Class A-2 Certificates are auction rate certificates.

OTHER CERTIFICATES:          In addition to the Class A Certificates, the Class
                             R Certificates will be issued. The Class R
                             Certificates will be retained by an affiliate of GreenPoint, and are fully subordinated to the Class
                             A Certificates.

COLLATERAL:                  The contract pool consists of adjustable-rate
                             manufactured housing installment loans, installment loan agreements and certain other assets.

COLLATERAL CUT-OFF DATE:     December 1, 2000

EXP. PRICING:                Week of December 18, 2000

EXP. SETTLEMENT:             December 21, 2000

CREDIT ENHANCEMENT:          The credit enhancement is provided by

                                  .    a Certificate Guaranty Insurance Policy
                                       by MBIA Insurance Corporation ("MBIA");

                                  .    a letter of credit to cover certain
                                       losses provided by GreenPoint Bank, if
                                       available;

                                  .    credit support from the Class R
                                       Certificates (excess spread).

MBIA GUARANTY:               MBIA guarantees the timely payment of interest and
                             the scheduled payment of principal to
                             certificateholders. MBIA's claims paying ability is rated AAA and Aaa by Standard & Poor's and Moody's
                             Investors Service, respectively.

GREENPOINT BANK LETTER       GreenPoint Bank will provide a letter of credit to
OF CREDIT:                   protect investors against certain losses at the
                             request of MBIA. The letter of credit will be issued in an amount as determined by MBIA. The letter of credit may be terminated, amended, or replaced at any time. If funds in the payment account are insufficient to distribute interest or scheduled principal payment to certificateholders on any distribution date, GreenPoint Bank may be required to make a payment into the distribution account to cover the shortfall. GreenPoint Bank is rated BBB and Baa2 by Standard & Poor's and Moody's
                             Investors Service, respectively.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston and shall be superseded by the final prospectus. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

Manufactured Housing Contract Trust Pass-Through Certificates, Series 2000-7 December 15, 2000

PRIORITY OF DISTRIBUTIONS:   On each Distribution Date, the Available
                             Distribution Amount, if any, and any Credit
                             Enhancement Payment Amount will be distributed in the following amounts and in the following order of priority:

                                  (1)  first, to each class of the Class A
                                       Certificates, the related Interest
                                       Distribution Amount pro rata among the
                                       Class A Certificates for such
                                       Distribution Date;

                                  (2)  second, the Formula Principal
                                       Distribution Amount to the Class A
                                       Certificates, in the following priority:

                                       (a)  to the Class A-1 Certificates until
                                            the Class A-1 Certificate Balance is
                                            reduced to zero;

                                       (b)  to the Class A-2 Certificates until
                                            the Class A-2 Certificate Balance is
                                            reduced to zero;

                                  (3) to the insurer, the insurer fee for that Distribution Date and any insurer fees accrued but unpaid from prior
                                       Distribution Dates;

                                  (4) amounts, if any, required to be deposited in the Special Account as established under and required by the Insurance Agreement;

                                  (5)  to GreenPoint Bank, an amount equal to
                                       any unreimbursed Letter of Credit Draw
                                       Amount;

                                  (6)  to the Broker-Dealer, the Broker-Dealer
                                       Fee for that Distribution Date;

                                  (7)  any remaining available funds up to the
                                       applicable Net Funds Cap Carryover
                                       Amounts to each class of
                                       certificateholders, pro rata on the basis of their respective Net Funds Cap Carryover Amount;

                                  (8) any remainder as described in the Pooling and Servicing Agreement.

PRINCIPAL:                   For Class A-1 Certificates, principal will be
                             distributed pro rata among such Class of Certificates.

                             For Class A-2 Certificates, distributions of principal will be made in round lots of $25,000 and integral multiples thereof and will be allocated to specific Class A-2 Certificates in accordance with the established random lot procedures of DTC, which may or may not be by random lot. On any Distribution Date on which principal is to be distributed to the Class A-2 Certificates, one or more holders of the respective certificates may receive no distributions of principal. In the event the principal amount of each respective certificate is less than $25,000 or the respective certificates are not longer held in book-entry form, principal will be distributed pro rata among the Class A-2 Certificateholders.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston and shall be superseded by the final prospectus. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

Manufactured Housing Contract Trust Pass-Through Certificates, Series 2000-7 December 15, 2000

NET FUNDS CAP CARROVER       If on any Distribution Date the pass-through rate
AMOUNTS:                     for the Class A-1 Certificates or the Class A-2
                             Certificates is based on the Net Funds Cap, to the extent funds are available from the Available
                             Distribution Amount, investors will receive the amount of interest they would otherwise have received if not for the cap, plus any accrued interest thereon, subject to the weighted average maximum cap on the contracts. The Certificate
                             Insurance Policy does not cover any Net Funds Cap
                             Carryover Amounts.

DISTRIBUTION DATE:           The 17th day of each month (or if such 17th day is
                             not a business day, the next succeeding business
                             day), commencing in January 2001.

RECORD DATE:                 For the first Distribution Date, the close of
                             business on the Closing Date and with respect to subsequent Distribution Dates, the close of business on the last business day preceding the Distribution Date.

COLLECTION PERIOD:           The calendar month immediately preceding the month
                             of the Distribution Date.

INTEREST PERIOD:             With respect to any Distribution Date and the Class
                             A Certificates, the Interest Period shall be the period from the preceding distribution date (or for the first distribution date, the Closing Date) through the day prior to the related distribution date.

OPTIONAL TERMINATION:        The Servicer or other party named in the pooling
                             and servicing agreement may exercise its right to purchase all outstanding Contracts on or after the date the aggregate principal balance of the outstanding Contracts is less than 10% of the sum of the original principal balance of the Contracts.

ERISA: The notes are eligible for purchase by pension, profit-sharing or other employee benefit plans as well as individual retirement accounts and certain types of Keogh Plans. However, any fiduciary or other investor of assets of a plan that proposes to acquire or hold the notes on behalf of or with asset of any plan should consult with its counsel with respect to the potential applicability of the fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and section 4975 of the Internal Revenue Code of 1986, as amended, to the proposed investment.

SMMEA: The Class A-1 and Class A-2 Certificates are expected to constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

TAX STATUS:                  REMIC.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston and shall be superseded by the final prospectus. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

Manufactured Housing Contract Trust Pass-Through Certificates, Series 2000-7 December 15, 2000

AUCTION RATE PROCEDURES:     Auction Dates will take place on the business day
                             immediately preceding the first day of each Auction
                             Period. The initial pass-through rate for the Class
                             A-2 Certificates will be set no later than December
                             20, 2000. The first Auction Date thereafter will be
                             January 16, 2001. Subsequent Auction Periods will coincide with the Interest Periods for the Class A-
                             2 Certificates, which begin on the 17th of each month (or if such 17th day is not a business day, the next succeeding business day), commencing in January 2001.

                             Bids are accepted on the prior date for each of the Class A-2 Certificates. Bid amounts and rates are collected by the Broker-Dealer. There are three types of Orders:

                                  .    Hold Order--Submitted by an Existing
                                       Certificateholder, this order indicates
                                       the holder would like to continue as the current bondholder at the current principal amount, without regard to the rate charged. If an Existing
                                       Certificateholder does not notify the
                                       Broker-Dealer of a Bid or Sell Order, a
                                       Hold Order is assumed.

                                  .    Bids--Submitted by either an Existing
                                       Certificateholder who is revising their
                                       bid from a prior auction, or a Potential
                                       Certificateholder entering the market.

                                  .    Sell Order--Submitted by Existing
                                       Certificateholders who would like to exit the market.

                             A Dutch Auction methodology is used for determining the final pricing and allocation of the Auction Rate Certificates.

MAXIMUM AUCTION RATE:        The Maximum Auction Rate is the rate assigned to
                             the auction rate certificates if there is a failed auction (insufficient bids). In the case of Certificates that are "AAA" and "Aaa" rated, the Maximum Auction Rate is LIBOR plus 1.00%.

ALL HOLD RATE:               If in an auction, 100% of the Existing
                             Certificateholders submit Hold Orders, the Rate for that period will equal 90% of LIBOR for that period.

SOLE BROKER-DEALER:          Credit Suisse First Boston.

AUCTION AGENT:               Bankers Trust Company.

AUCTION RATE DESK CONTACTS:  Call Lincoln Watkins or Tony Russo on the auction rate trading desk at (212) 325-3289.

FURTHER INFORMATION:         Call the ABS trading desk at (212) 325-2747,
                             Fiachra O'Driscoll at (212) 325-4940, John Herbert at (212) 325-2412, Susan Menkhaus at (212) 325-
                             3475, or Phil Li at (212) 325-5945.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston and shall be superseded by the final prospectus. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

Manufactured Housing Contract Trust Pass-Through Certificates, Series 2000-7 December 15, 2000


NET FUNDS CAP                                   Net Funds                        Net Funds
  SCHEDULE:                     Period             Cap           Period             Cap
                                ------          ---------        -------         ---------
                                   1              8.68%             51               13.18%
                                   2              8.69%             52               13.18%
                                   3              8.69%             53               13.18%
                                   4              8.75%             54               13.18%
                                   5              8.83%             55               13.18%
                                   6              9.00%             56               13.18%
                                   7              9.31%             57               13.18%
                                   8              9.68%             58               13.18%
                                   9             10.47%             59               13.18%
                                  10             11.88%             60               13.18%
                                  11             13.09%             61               13.18%
                                  12             13.67%             62               13.18%
                                  13             13.17%             63               13.18%
                                  14             13.17%             64               13.18%
                                  15             13.17%             65               13.18%
                                  16             13.17%             66               13.18%
                                  17             13.17%             67               13.18%
                                  18             13.17%             68               13.18%
                                  19             13.17%             69               13.18%
                                  20             13.17%             70               13.18%
                                  21             13.17%             71               13.18%
                                  22             13.17%             72               13.18%
                                  23             13.18%             73               13.18%
                                  24             13.18%             74               13.18%
                                  25             13.18%             75               13.18%
                                  26             13.18%             76               13.18%
                                  27             13.18%             77               13.18%
                                  28             13.18%             78               13.18%
                                  29             13.18%             79               13.18%
                                  30             13.18%             80               13.18%
                                  31             13.18%             81               13.18%
                                  32             13.18%             82               13.18%
                                  33             13.18%             83               13.18%
                                  34             13.18%             84               13.18%
                                  35             13.18%             85               13.18%
                                  36             13.18%             86               13.18%
                                  37             13.18%             87               13.18%
                                  38             13.18%             88               13.18%
                                  39             13.18%             89               13.18%
                                  40             13.18%             90               13.18%
                                  41             13.18%             91               13.18%
                                  42             13.18%             92               13.18%
                                  43             13.18%             93               13.18%
                                  44             13.18%             94               13.18%
                                  45             13.18%             95               13.18%
                                  46             13.18%             96               13.18%
                                  47             13.18%             97               13.18%
                                  48             13.18%             98               13.18%
                                  49             13.18%             99               13.18%
                                  50             13.18%            100               13.18%

                                There can be no assurance that the prepayment experience of the contracts and the level of the index will be such that the actual Net Funds Cap for the Certificates in any particular period will equal the Net Funds Cap in the table above.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston and shall be superseded by the final prospectus. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

Manufactured Housing Contract Trust Pass-Through Certificates, Series 2000-7 December 15, 2000


                               CONTRACT INFORMATION

THE CONTRACT POOL:      On the Closing Date, the Issuer will pledge a pool of
                        adjustable rate manufactured housing contracts (the
                        "Contracts") having an aggregate principal balance of approximately $260,000,000 to secure the Notes. The
                        5,226 contracts listed here have an aggregate scheduled principal balance as of November 30, 2000 of $259,999.597.68.

-----------------------------------------------------------
Number of Loans in Pool:                              5,226

Total Pool Balance:                         $259,999,597.68

Average Outstanding Balance                 $     49,751.17
-----------------------------------------------------------

================================================================================
                             DOLLAR AMOUNT OF POOL     % OF TOTAL POOL BY DOLLAR
--------------------------------------------------------------------------------
New:                         $232,928,867.50                       89.59%

Used:                        $ 27,070,730.18                       10.41%

Land Home:                   $ 93,719,589.67                       36.05%

Maximum Scheduled Balance:   $    259,662.01
--------------------------------------------------------------------------------

================================================================================
                                            Average        Minimum       Maximum
--------------------------------------------------------------------------------
Weighted Average Gross Rate:                   9.68%         5.50%        18.00%

Weighted Average Original Term (months):     310.93         36.00        360.00

Weighted Average Remaining Term (months):    307.83         26.90        360.00

Weighted Average Original LTV:                88.17         16.43         99.32
--------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston and shall be superseded by the final prospectus. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

Manufactured Housing Contract Trust Pass-Through Certificates, Series 2000-7 December 15, 2000

 GEOGRAPHIC DISTRIBUTION OF PROPERTY LOCATION OF CONTRACTS

===========================================================
   STATE           COUNT     SCHEDULED BALANCE   % OF TOTAL
-----------------------------------------------------------
Alabama               297       12,643,526.68         4.86
Arizona                61        3,495,565.93         1.34
Arkansas              124        5,235,406.93         2.01
California             20        1,168,079.02         0.45
Colorado               19        1,095,947.10         0.42
Delaware                2          161,302.13         0.06
Florida               384       21,908,261.43         8.43
Georgia               270       13,661,525.20         5.25
Idaho                  43        2,521,108.07         0.97
Illinois               94        4,410,519.86         1.70
Indiana                94        5,220,355.24         2.01
Iowa                  119        4,803,409.18         1.85
Kansas                 63        2,821,076.79         1.09
Kentucky              260       12,747,127.16         4.90
Louisiana             115        4,528,894.94         1.74
Maine                   7          537,572.05         0.21
Maryland               23        1,053,531.86         0.41
Massachusetts           1           33,121.52         0.01
Michigan              133        6,393,325.07         2.46
Minnesota             126        5,066,463.02         1.95
Mississippi           336       14,758,342.63         5.68
Missouri              324       14,201,064.71         5.46
Montana                28        1,545,009.62         0.59
Nebraska               25        1,200,646.89         0.46
Nevada                 44        2,833,577.44         1.09
New Hampshire           8          603,719.88         0.23
New Mexico             54        2,573,561.00         0.99
New York               16        1,054,903.95         0.41
North Carolina        414       22,895,364.45         8.81
North Dakota           25        1,137,855.78         0.44
Ohio                  105        5,469,278.33         2.10
Oklahoma              111        4,766,211.59         1.83
Oregon                119        8,207,647.03         3.16
Pennsylvania            9          705,374.66         0.27
South Carolina         59        2,473,780.43         0.95
South Dakota          105        5,091,598.91         1.96
Tennessee             201       10,411,564.88         4.00
Texas                 524       23,874,769.79         9.18
Utah                   31        1,932,321.33         0.74
Vermont                12        1,039,300.33         0.40
Virginia              102        5,834,906.70         2.24
Washington             93        6,898,464.33         2.65
West Virginia         149        6,507,691.85         2.50
Wisconsin              60        3,501,815.70         1.35
Wyoming                17          974,706.29         0.37
===========================================================
 Total:             5,226     $259,999,597.68       100.00%
-----------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston and shall be superseded by the final prospectus. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

Manufactured Housing Contract Trust Pass-Through Certificates, Series 2000-7 December 15, 2000


                 DISTRIBUTION OF ORIGINAL AMOUNTS OF CONTRACTS

=====================================================================
    ORIGINAL BALANCE         COUNT     SCHEDULED BALANCE   % OF TOTAL
---------------------------------------------------------------------

$     0.01  - $  5,000.00         1     $      4,449.19         0.00%
$  5,000.01 - $  7,500.00         5           31,249.39         0.01
$  7,500.01 - $ 10,000.00        29          255,927.78         0.10
$ 10,000.01 - $ 12,500.00        47          539,647.06         0.21
$ 12,500.01 - $ 15,000.00        63          871,434.60         0.34
$ 15,000.01 - $ 17,500.00        67        1,073,081.20         0.41
$ 17,500.01 - $ 20,000.00       102        1,892,405.26         0.73
$ 20,000.01 - $ 22,500.00       129        2,732,601.44         1.05
$ 22,500.01 - $ 25,000.00       161        3,820,014.32         1.47
$ 25,000.01 - $ 27,500.00       212        5,542,940.86         2.13
$ 27,500.01 - $ 30,000.00       221        6,312,502.12         2.43
$ 30,000.01 - $ 32,500.00       247        7,705,574.16         2.96
$ 32,500.01 - $ 35,000.00       245        8,256,994.33         3.18
$ 35,000.01 - $ 40,000.00       504       18,796,891.30         7.23
$ 40,000.01 - $ 45,000.00       497       21,093,979.28         8.11
$ 45,000.01 - $ 50,000.00       454       21,473,659.30         8.26
$ 50,000.01 - $ 55,000.00       422       22,137,604.36         8.51
$ 55,000.01 - $ 60,000.00       385       22,039,016.91         8.48
$ 60,000.01 - $ 65,000.00       321       19,999,859.23         7.69
$ 65,000.01 - $ 70,000.00       220       14,800,143.65         5.69
$ 70,000.01 - $ 75,000.00       181       13,126,783.12         5.05
$ 75,000.01 - $ 80,000.00       132       10,211,785.73         3.93
$ 80,000.01 - $ 85,000.00       132       10,855,756.58         4.18
$ 85 000.01+                    449       46,425,296.51        17.86
---------------------------------------------------------------------
---------------------------------------------------------------------

                  Total:      5,226     $259,999,597.68       100.00%
---------------------------------------------------------------------

(1) The largest original Contract amount is $259,877.06. The Scheduled Balance of this Contract represents 0.10% of the Pool Scheduled Principal Balance.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston and shall be superseded by the final prospectus. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

Manufactured Housing Contract Trust Pass-Through Certificates, Series 2000-7 December 15, 2000


               DISTRIBUTION OF CONTRACT RATES AS OF CUT-OFF DATE

=====================================================================
  CONTRACT RATE              COUNT     SCHEDULED BALANCE   % OF TOTAL
---------------------------------------------------------------------
Less than  6.750%                99        8,153,726.39         3.14
6.750% to  6.999%                82        6,230,542.47         2.40
7.000% to  7.249%                81        6,953,826.16         2.67
7.250% to  7.499%               168       11,623,422.17         4.47
7.500% to  7.749%               113        8,715,110.84         3.35
7.750% to  7.999%               231       15,118,956.47         5.81
8.000% to  8.249%               143       10,316,221.74         3.97
8.250% to  8.499%               260       14,847,818.62         5.71
8.500% to  8.749%               150        9,686,227.57         3.73
8.750% to  8.999%               228       13,898,787.30         5.35
9.000% to  9.249%               231       13,960,730.37         5.37
9.250% to  9.499%               195       10,670,137.61         4.10
9.500% to  9.749%               271       14,591,127.13         5.61
9.750% to  9.999%               168        8,684,293.69         3.34
10.000% to 10.249%              272       14,073,865.73         5.41
10.250% to 10.499%              142        6,551,899.87         2.52
10.500% to 10.749%              182        8,424,351.40         3.24
10.750% to 10.999%              160        7,294,083.06         2.81
11.000% to 11.249%              247       10,780,796.11         4.15
11.250% to 11.499%              138        5,469,348.03         2.10
11.500% to 11.749%              232       10,140,355.90         3.90
11.750% to 11.999%              103        3,721,612.13         1.43
12.000% to 12.249%              135        5,233,680.78         2.01
12.250% to 12.499%              121        4,549,623.80         1.75
12.500% to 12.749%               81        2,779,041.83         1.07
12.750% to 12.999%              129        4,507,679.11         1.73
13.000% to 13.249%               90        2,744,795.28         1.06
13.250% to 13.499%              123        3,543,408.43         1.36
13.500% to 13.749%               77        2,362,088.63         0.91
13.750% to 13.999%               98        2,878,742.07         1.11
14.000% to 14.249%               83        1,992,974.45         0.77
14.250% to 14.499%               69        2,024,154.46         0.78
14.500% to 14.749%               31          921,400.29         0.35
14.750% to 14.999%               57        1,436,621.41         0.55
15.000% to 15.249%               41        1,011,822.70         0.39
15.250% to 15.499%               38          822,296.97         0.32
15.500% to 15.749%               43        1,118,204.97         0.43
15.750% to 15.999%               10          234,836.51         0.09
16.000% to 16.249%               28          539,228.53         0.21
Greater than 16.249%             76        1,391,756.70         0.54
---------------------------------------------------------------------
 Total:                       5,226     $259,999,597.68       100.00%
---------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston and shall be superseded by the final prospectus. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

Manufactured Housing Contract Trust Pass-Through Certificates, Series 2000-7 December 15, 2000

                            MAXIMUM CONTRACT RATES

=====================================================================
  MAXIMUM RATE               COUNT     SCHEDULED BALANCE   % OF TOTAL
---------------------------------------------------------------------
10.01% to 10.50%                  1           85,729.08         0.03
10.51% to 11.00%                 13        1,230,926.40         0.47
11.01% to 11.50%                 85        6,837,070.91         2.63
11.51% to 12.00%                163       13,184,368.63         5.07
12.01% to 12.50%                281       20,338,533.01         7.82
12.51% to 13.00%                374       25,435,178.21         9.78
13.01% to 13.50%                410       24,534,046.19         9.44
13.51% to 14.00%                459       27,859,517.67        10.72
14.01% to 14.50%                466       25,261,264.74         9.72
14.51% to 15.00%                440       22,758,159.42         8.75
15.01% to 15.50%                324       14,976,251.27         5.76
15.51% to 16.00%                407       18,074,879.17         6.95
16.01% to 16.50%                370       15,609,703.93         6.00
16.51% to 17.00%                238        8,955,292.91         3.44
17.01% to 17.50%                202        7,328,665.63         2.82
17.51% to 18.00%                219        7,252,474.39         2.79
18.01% to 18.50%                200        5,905,497.06         2.27
18.51% to 19.00%                181        4,871,716.52         1.87
19.01% to 19.50%                100        2,945,554.75         1.13
19.51% to 20.00%                 98        2,448,444.11         0.94
20.01% to 20.50%                 81        1,940,501.94         0.75
20.51% to 21.00%                 38          774,065.04         0.30
21.01% to 21.50%                 42          796,304.47         0.31
21.51% to 22.00%                 15          275,165.27         0.11
22.01% to 22.50%                 11          183,586.40         0.07
22.51% to 23.00%                  8          136,700.56         0.05
---------------------------------------------------------------------
 Total:                       5,226     $259,999,597.68       100.00%
---------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston and shall be superseded by the final prospectus. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

Manufactured Housing Contract Trust Pass-Through Certificates, Series 2000-7 December 15, 2000

     DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF CONTRACTS

=====================================================================
   ORIGINAL LTV              COUNT     SCHEDULED BALANCE   % OF TOTAL
---------------------------------------------------------------------
01.000%  to  50.499%             51        1,243,283.00         0.48
50.500%  to  60.499%             62        2,368,767.07         0.91
60.500%  to  70.499%             97        4,611,587.36         1.77
70.500%  to  80.499%            623       29,365,266.10        11.29
80.500%  to  85.499%            517       27,462,988.77        10.56
85.500%  to  90.499%          2,299      114,978,778.39        44.22
90.500%  to  95.499%          1,440       74,376,837.13        28.61
95.500%  to 100.000%            137        5,592,089.86         2.15
=====================================================================
 Total:                       5,226     $259,999,597.68       100.00%
---------------------------------------------------------------------


                   REMAINING MONTHS TO MATURITY OF CONTRACTS

=====================================================================
REMAINING TERM RANGE         COUNT     SCHEDULED BALANCE   % OF TOTAL
---------------------------------------------------------------------
  1  to   30                      1            8,733.92         0.00
 31  to   60                     18          218,813.22         0.08
 61  to   90                     27          477,883.77         0.18
 91  to  120                    129        2,391,741.10         0.92
121  to  150                     40          899,550.49         0.35
151  to  180                    583       16,883,385.84         6.49
181  to  210                      3           89,980.40         0.03
211  to  240                  1,784       70,598,226.54        27.15
241  to  270                      2           75,866.07         0.03
271  to  300                     94        5,173,919.99         1.99
301  to  360                  2,545      163,181,496.34        62.76
---------------------------------------------------------------------
---------------------------------------------------------------------
 Total:                       5,226     $259,999,597.68       100.00%
---------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston and shall be superseded by the final prospectus. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

Manufactured Housing Contract Trust Pass-Through Certificates, Series 2000-7 December 15, 2000

                MARGIN DISTRIBUTION OF CONTRACTS

================================================================
     MARGIN             COUNT     SCHEDULED BALANCE   % OF TOTAL
----------------------------------------------------------------
0.00%  to  1.50%            83        7,041,551.31         2.71
1.51%  to  2.00%           175       13,987,563.60         5.38
2.01%  to  2.50%           225       16,179,891.12         6.22
2.51%  to  3.00%           390       26,796,959.03        10.31
3.01%  to  3.50%           417       25,618,531.03         9.85
3.51%  to  4.00%           435       26,041,050.26        10.02
4.01%  to  4.50%           477       26,158,595.11        10.06
4.51%  to  5.00%           436       22,948,881.34         8.83
5.01%  to  5.50%           356       16,776,552.07         6.45
5.51%  to  6.00%           408       18,154,915.08         6.98
6.01%  to  6.50%           366       15,367,890.17         5.91
6.51%  to  7.00%           231        8,853,151.74         3.41
7.01%  to  7.50%           213        7,804,808.45         3.00
7.51%  to  8.00%           238        7,880,536.20         3.03
8.01%+                     776       20,388,721.17         7.84
----------------------------------------------------------------
----------------------------------------------------------------
 Total:                  5,226     $259,999,597.68       100.00%
----------------------------------------------------------------


     DISTRIBUTION OF NEXT ADJUSTMENT DATE OF CONTRACTS AS OF CUT-OFF DATE

================================================================================
MONTH OF NEXT ADJUSTMENT DATE/1/       Count     Scheduled Balance   % of Total
--------------------------------------------------------------------------------
                   Dec-00                   1           79,642.62         0.03
                   Jan-01                   4          278,055.05         0.11
                   Feb-01                   3          191,240.18         0.07
                   Mar-01                  58        3,011,182.46         1.16
                   Apr-01                  77        4,320,753.29         1.66
                   May-01                 123        8,538,449.44         3.28
                   Jun-01                 198       16,331,926.16         6.28
                   Jul-01                 238       19,091,121.02         7.34
                   Aug-01                 757       40,986,503.75        15.76
                   Sep-01               1,613       73,782,974.74        28.38
                   Oct-01               1,422       62,384,918.77        23.99
                   Nov-01                 715       30,143,458.14        11.59
                   Aug-02                   2           43,756.58         0.02
                   Sep-02                   5          238,171.00         0.09
                   Oct-02                   7          368,093.61         0.14
                   Nov-02                   2          157,392.84         0.06
                   May-03                   1           51,958.03         0.02
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                   Total:               5,226     $259,999,597.68       100.00%
--------------------------------------------------------------------------------
(1)  As of the Cut-off Date

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston and shall be superseded by the final prospectus. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

Manufactured Housing Contract Trust Pass-Through Certificates, Series 2000-7 December 15, 2000

                         MHP PREPAYMENT SENSITIVITIES

===========================================================================
                    WAL    MATURITY     WAL    MATURITY     WAL    MATURITY
---------------------------------------------------------------------------

                      0% MHP              125% MHP            175% MHP
                      ------              --------            --------
To Call

Class A-1          14.61     6/22       4.81     8/11       3.63     1/09
Class A-2          23.58     9/25      16.32     3/21      13.24     2/18

To Maturity
Class A-1          14.61     6/22       4.81     8/11       3.63     1/09
Class A-2          23.93     5/30      17.01     5/30      14.18     5/30

                      225% MHP            275% MHP            325% MHP
                      --------            --------            --------
To Call
Class A-1           2.91     6/07       2.43     4/06       2.09     7/05
Class A-2          10.85     4/15       9.08     1/13       7.74     4/11

To Maturity
Class A-1           2.91     6/07       2.43     4/06       2.09     7/05
Class A-2          11.90     5/30      10.11     5/30       8.71     5/30
--------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston and shall be superseded by the final prospectus. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.